EXHIBIT 23.2
                                                                    ------------

           [Letterhead of Dworken, Hillman, LaMorte & Sterczala, P.C.]


                       CONSENT OF INDEPENDENT ACCOUNTANTS

            We hereby consent to the incorporation by reference in the Prospectus constituting part of the Registration Statement on Form S-4 (No. 333- _________) of our report dated January 31, 2001, relating to the financial statements appearing in the Annual Report on Form 10-K of Birmingham Utilities for the year ended December 31, 2000.


/s/Dworken, Hillman, LaMorte & Sterczala, P.C.



March 15, 2002
Shelton, Connecticut




                  [Remainder of page intentionally left blank]